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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): December 18, 2007

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                                  Conn's, Inc.
             (Exact name of registrant as specified in its charter)


           Delaware                 000-50421               06-1672840
        (State or other         (Commission File          (IRS Employer
        jurisdiction of              Number)           Identification No.)
        incorporation)


            3295 College Street
               Beaumont, Texas                           77701
   (Address of principal executive offices)            (Zip Code)


       Registrant's telephone number, including area code: (409) 832-1696

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                                 Not applicable
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03.  Amendments to Articles of Incorporation or Bylaws;  Change in Fiscal
Year

      Our Board of Directors amended Article 7 of the our Bylaws, effective as of December 18, 2007, to allow us to issue uncertificated shares in addition to certificated shares. By being able to issue uncertificated shares, we may now participate in the Direct Registration System, which is currently administered by The Depository Trust Company. The Direct Registration System allows investors to have securities registered in their names without the issuance of physical certificates and allows investors to electronically transfer securities to broker-dealers in order to effect transactions without the risks and delays associated with transferring physical certificates.

      The full text of the amendment to the Bylaws, is filed as Exhibit 3.1 to this Current Report, and amended Article IV thereof is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

      (d)   Exhibits

      3.1   Amendment to Bylaws


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CONN'S, INC.


Date:  December 18, 2007            By: /s/ David L. Rogers
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                                        Name: David L. Rogers
                                        Title: Chief Financial Officer